UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 24, 2023

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 24, 2023. At the Annual Meeting, the shareholders of the Company voted on the following matters submitted to them for consideration:

1.The Company’s shareholders elected all persons nominated as directors to serve until the Company’s 2024 Annual Meeting of Shareholders, as set forth in the Proxy Statement, with the following voting results:

	Votes	Votes		Broker
Nominee	“For”	"Against"	Abstentions	Non-Votes
Lee Adrean	487,964,822	1,363,404	404,202	38,339,432
Ellen R. Alemany	471,678,754	17,664,520	389,154	38,339,432
Mark D. Benjamin	486,511,289	2,876,049	345,090	38,339,432
Vijay G. D'Silva	482,441,118	6,911,400	379,910	38,339,432
Stephanie L. Ferris	486,656,625	2,782,026	293,777	38,339,432
Jeffrey A. Goldstein	474,659,965	14,673,881	398,582	38,339,432
Lisa A. Hook	467,555,530	21,782,965	393,933	38,339,432
Kenneth T. Lamneck	475,724,683	13,654,371	353,374	38,339,432
Gary L. Lauer	470,111,703	19,277,854	342,871	38,339,432
Louise M. Parent	481,705,250	7,632,821	394,357	38,339,432
Brian T. Shea	485,425,272	3,902,247	404,909	38,339,432
James B. Stallings, Jr	477,684,065	11,639,037	409,326	38,339,432

2.The Company’s shareholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, with 447,644,511 votes for, 39,135,163 votes against, 2,952,754 abstentions and 38,339,432 broker non-votes.

3.The Company’s shareholders voted upon and approved an annual frequency vote under a nonbinding proposal on the frequency of advisory votes on executive compensation with 481,118,708 votes for annual frequency, 547,595 votes for every 2 years, 7,735,541 votes for every 3 years, and 330,584 abstentions. FIS will include a stockholder vote on the compensation of executives in its proxy materials on an annual basis until the next required vote on the frequency of shareholder votes on the compensation of executives.

4.The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2023, with 513,230,484 votes for, 14,467,271 votes against and 374,105 abstentions.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.
Date: May 26, 2023	By:	/s/ Charles H. Keller
		Name:	Charles H. Keller
		Title:	Senior Vice President, Sr. Deputy General Counsel and Corporate Secretary